UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

KALARIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kalaris Therapeutics, Inc.

400 Connell Drive, Suite 5500

Berkeley Heights, New Jersey 07922

(Address of principal executive offices, including zip code)

(650) 249-2727

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KLRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 17, 2026, Kalaris Therapeutics, Inc. (the “Company”) issued a press release announcing positive additional data from its Phase 1a single ascending dose (“SAD”) clinical trial of TH103 in treatment-naïve patients with neovascular age-related macular degeneration (“nAMD”) from expanded cohorts. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on July 17, 2026, the Company made available an updated corporate presentation that it plans to use for upcoming meetings with investors and analysts. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On July 17, 2026, the Company issued a press release announcing positive additional data from its Phase 1a SAD clinical trial of TH103 in treatment-naïve patients with nAMD. Data from the expanded cohorts build on previously reported positive findings from the trial, with additional patients showing improvements in vision and retinal anatomy and further supporting the potential for extended treatment durability after a standard four-dose loading regimen.

The expanded Phase 1a SAD dataset now includes a total of 17 treatment-naive patients, as well as an additional three treatment-experienced patients which were included in the safety cohort. All 20 patients completed six months of follow up. Consistent with the Company’s previously reported findings, the expanded efficacy analysis, which includes the 17 treatment-naïve patients, continued to demonstrate robust structural and functional improvements.

TH103 plasma pharmacokinetic findings continued to suggest greater intraocular retention, with 27- to 53-fold lower Cmax compared to current leading anti-vascular endothelial growth factor (“VEGF”) agents on a molar equivalence basis. Additionally, the time to retreatment results further supported the hypothesis that increased intraocular retention may contribute to prolonged biological activity: following only a single TH103 injection, 41% of treatment-naïve patients (N=17) received a first retreatment at four months or later, 35% at five months or later, and 29% received no additional anti-VEGF treatment during the entire six-month follow-up period. Separately, after a single TH103 injection, time to retreatment in treatment-experienced patients (N=3) was extended by an average of two months compared with prior anti-VEGF treatment intervals.

In addition, data from the Phase 1a SAD clinical trial demonstrated a rapid, robust response in best corrected visual acuity (“BCVA”) and optical coherence tomography (OCT) parameters across dose levels at one month in treatment-naïve patients:

•	Mean 9.2-letter BCVA improvement after one TH103 injection; and

•	Mean 118µm improvement in mean central subfield thickness and mean 93% reduction in central subfield intraretinal fluid.

No cases of intraocular inflammation (“IOI”) were observed among the six patients treated at the 2.5 mg dose using product manufactured following process adjustments to reduce impurities. As previously reported, one patient treated at the 5 mg dose experienced transient IOI that resolved without sequelae.

Building on these findings, the Company is actively enrolling and dosing patients in its ongoing Phase 1b/2 study aimed at evaluating a standard four-dose loading regimen of TH103 in treatment-naïve patients using an ascending-dose design. The study is designed to evaluate the safety, tolerability, pharmacokinetics and preliminary efficacy of repeated TH103 intravitreal injections as well as time to retreatment following a complete loading course. Study results will inform dose selection for potential future Phase 3 trials of TH103, and the Company remains on-track to share initial data from the Phase 1b/2 study in the first half of 2027.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act that involve substantial risk and uncertainties. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K, including statements regarding the strategy, future operations, prospects, plans and objectives of management of the

Company; the therapeutic potential of TH103 for nAMD and other exudative and neovascular retinal diseases; the anticipated timeline for reporting data from the ongoing Phase 1b/2 clinical trial of TH103; plans to advance TH103 into Phase 3 clinical trials and to develop TH103 for additional indications, plans to improve the manufacturing process for TH103 and the sufficiency of the Company’s cash resources for the period anticipated, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are based on current expectations and beliefs of the management of the Company as well as assumptions made by, and information currently available to, the management of the Company and are subject to risks and uncertainties. There can be no assurance that future developments affecting the Company will be those that it has anticipated. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: risks associated with the clinical development and regulatory approval of TH103, including potential delays in the completion of clinical trials; expectations regarding the therapeutic benefits, clinical potential and clinical development of TH103; the timing of and the Company’s ability to enroll patients in clinical trials; whether results from preclinical studies and initial data from early clinical trials will be predictive of the final results of the clinical trials or future trials; dependence on third parties for the development and manufacture of TH103; risks related to the inability of the Company to obtain sufficient additional capital to continue to advance its product candidate; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; the ability to obtain, maintain, and protect intellectual property rights related to product candidates; changes in regulatory requirements and government incentives; the Company’s competitive position and expectations regarding developments and projections relating to its competitors and any competing therapies that are or become available; the risk of involvement in current and future litigation; and such other factors as are set forth in the Company’s public filings with the Securities and Exchange Commission, including, but not limited to, those described under the heading “Risk Factors”. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated July 17, 2026

99.2	Presentation, dated July 17, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALARIS THERAPEUTICS, INC.

Date: July 17, 2026	By:	/s/ Andrew Oxtoby
	Name:	Andrew Oxtoby
	Title:	Chief Executive Officer